UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2015

ONEIDA FINANCIAL CORP.
(Exact Name of Registrant as Specified in its charter)

Maryland	001-34813	80-0632920
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

182 Main Street, Oneida, New York 13421-1676
(Address of Principal Executive Offices)

(315) 363-2000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On September 25, 2015 Oneida Financial Corp ("Oneida Financial") and Community Bank System Inc. ("Community Bank System") issued a joint press release relating to an update in the anticipated closing date of the merger and the extension of the election deadline regarding the form of merger consideration that is currently underway. A copy of the press release is attached hereto as exhibit 99.1.

Forward-looking statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Oneida Financial’s and Community Bank System’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.
In addition to risk factors previously disclosed in Oneida Financial’s and Community Bank System’s reports filed with the U.S. Securities and Exchange Commission and those identified elsewhere in this Current Report on Form 8-K, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the ability to obtain, or delays in obtaining, regulatory approvals and to meet other closing conditions to the merger; delay in closing the merger; business disruption following the merger; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with the proposed merger; changes in asset quality and credit risk; changes in interest rates and capital markets; and changes in legislation or regulatory requirements.
Additional Information for Stockholders
In connection with the merger, Community Bank System filed with the SEC on March 30, 2015 a Registration Statement on Form S-4 that includes a Proxy Statement of Oneida Financial and a Prospectus of Community Bank System (together with the Proxy Statement, as amended, the “Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction. The S-4 has been declared effective and the Proxy Statement/Prospectus was first mailed to stockholders of Oneida Financial on or about May 12, 2015. Each of Community Bank System and Oneida Financial may file other relevant documents concerning the proposed transaction.
A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Community Bank System and Oneida Financial, may be obtained at the SEC’s Internet site http://www.sec.gov). You can also obtain these documents, free of charge, from Oneida Financial Corp. at http://www.oneidafinancial.com/ under the heading “Investor Relations” and then “Documents” or from Community Bank System, Inc. by accessing its website at www.communitybankna.com under the heading of “Investor Relations” and then “SEC Filings & Annual Report.” Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Oneida Financial Corp., 182 Main Street, Oneida, New York 13421, Attention: Investor Relations, Telephone: (315) 363-2000 or to Community Bank System, Inc., 5790 Widewaters Parkway, DeWitt, New York 13214, Attention: Investor Relations, Telephone: (315) 445-2282.

Item 9.01     Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.

(b)	No pro forma financial information is required.

(c)	Not Applicable.

(d)	Exhibits.

99.1	Press release dated September 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEIDA FINANCIAL CORP

DATE: September 25, 2015	By: /s/ Eric E. Stickels
Eric E. Stickels
President and Chief Operating Officer